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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  BIOLABS, INC.
             (Exact name of registrant as specified in its charter)

                  NEW YORK                              98-0163232
         (State of Incorporation                      (IRS Employer
             or Organization)                      Identification No.)


Suite 500, Park Place, 666 Burrard Street
VANCOUVER, BRITISH COLUMBIA, CANADA                        V6C 2X8
(Address of Principal Executive Offices)                  (Zip Code)

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
If this form relates to the registration of a class        In this form relates to the registration of a class
of securities pursuant to Section 12(b) of the             of securities pursuant to Section 12(g) of the
Exchange Act and is effective pursuant to                  Exchange Act  and is effective pursuant to
General Instruction A.(c), please check the                General Instruction A.(d),  please check the
following box. |X|                                         following box. |_|

Securities Act registration statement file number to which this form relates:
None

Securities to be registered pursuant to Section 12(b) of the Act:

                         COMMON STOCK, $0.0001 PAR VALUE
                                (Title of Class)

Securities to be registered pursuant to Section 12(g) of the Act:  None

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information included under the heading "Description of Securities" in the Registration Statement on Form 10-SB of Registrant, Registration No. 000-30252, as originally filed with the Securities and Exchange Commission on August 13, 1999 and as amended on August 31, 1999, November 15, 1999, December 8, 1999, December 22, 1999, and December 27, 1999, respectively, is incorporated by reference herein.

Item 2.  EXHIBITS

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EXHIBIT DESCRIPTION                                          EXHIBIT NUMBER
Restated Certificate of Incorporation
of the Registrant, as in effect (incorporated by reference         3.1
to the same-numbered exhibit to the Registrant's
Registration Statement on Form 10-SB,
Registration No. 000-30252)

Bylaws of the Registrant                                           3.2

Specimen Form of Stock Certificate for Common Stock                4.1
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                                   Page 2 of 3

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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                     BIOLABS, INC.


                                     By: /s/ Linda Allison
                                         -------------------------------------
                                         Linda Allison, Ph.D.
                                         President and Chief Executive Officer


                                     Dated:  December 15, 2000

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